UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

KODIAK SCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38682	27-0476525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2631 Hanover Street Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 281-0850

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01. Other Events.

Company Disclosure Channels to Disseminate Information

Investors and others should note that Kodiak Sciences Inc. (the “Company”) announces material information to the public about the Company, its research and development activities, its product candidates and other matters through a variety of means, including the Company’s website, press releases, SEC filings, blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. The Company encourages its investors and others to review the information it makes public in the locations below as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Interested in Keeping up with Kodiak?

•	For more information on the Company and its research and development activities, please visit: https://kodiak.com/

•	For more information for Company investors, please visit: http://ir.kodiak.com/

•	For the latest information from the Company, including press releases, please visit: http://ir.kodiak.com/news-releases

•

For additional information, please follow the Company’s Twitter account (https://twitter.com/kodiaksciences) and the Company’s LinkedIn account (https://www.linkedin.com/company/kodiak-sciences-inc/about/)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2019, Kodiak Sciences Inc. (the “Company”) awarded each of Victor Perlroth, M.D., the Company’s President, Chief Executive Officer and Chairman of the Board of Directors, John Borgeson, the Company’s Senior Vice President and Chief Financial Officer, and Hong Liang, Ph.D., the Company’s Senior Vice President, Discovery Medicine annual cash bonuses of $300,000, $180,000 and $160,000, respectively, after considering the Company’s overall performance for 2018, their respective individual contributions in achieving this performance, the demands imposed on management during the preparation for and completion of the Company’s initial public offering, and their 2018 target annual bonus opportunities of 50%, 40% and 35% of 2018 salary, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK SCIENCES INC.

Date: February 5, 2019	By:	/s/ Victor Perlroth
Victor Perlroth, M.D.
Chief Executive Officer